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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):    June 26, 1998


                           TRANSTEXAS GAS CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


              1-12204                                      76-0401023
              -------                                      ----------
     (Commission File Number)                           (I.R.S. Employer
                                                      Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                             Houston, Texas  77032
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 987-8600
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

                 Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On June 26, 1998, the Company consummated the sale of all of the properties and assets of its drilling division pursuant to the terms of an Asset Purchase Agreement dated May 26, 1998 by and among the Company, Bayard Drilling, L.P. and Bayard Drilling Technologies, Inc. The negotiated purchase price of $75 million was paid in cash at closing. The properties and assets disposed of included 25 drilling rigs, drill pipe, tools, vehicles and other equipment, as well as certain real property located in Laredo, Texas which was formerly used by the Company as a pipeyard, warehouse and the headquarters for its drilling operations. The Company expects to record a pre-tax gain on the sale of these assets of approximately $50 million during the quarter ending July 31, 1998. The proceeds from the sale were used to reduce debt and for working capital.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

                 Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 Not applicable.

ITEM 5.          OTHER EVENTS.

                 Not applicable.

ITEM 6.          RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)     Financial Statements of Businesses Acquired:

                         Not applicable.

                 (b)     Pro forma financial information:

                         Not applicable.





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                 (c)     Exhibits:

                 The following exhibit is filed as a part of this report:

                 10.1 Asset Purchase Agreement dated May 26, 1998 by and among the Company, Bayard Drilling, L.P. and Bayard Drilling Technologies, Inc.

ITEM 8.          CHANGE IN FISCAL YEAR.

                 Not applicable.

ITEM 9.          SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                 Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSTEXAS GAS CORPORATION


                                            By: /s/ ED DONAHUE
                                               --------------------------------
                                            Name:   Ed Donahue
                                            Title:  Vice President and Chief
                                                    Financial Officer


Dated: July 9, 1998
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
10.1                               Asset Purchase Agreement dated May 26, 1998 by and among the Company, Bayard
                                   Drilling, L.P. and Bayard Drilling Technologies, Inc.